Summary Prospectus	November 21, 2014

Schwab® Treasury Inflation Protected Securities Index Fund

(formerly, Schwab® Treasury Inflation Protected Securities Fund)

Ticker Symbol:    SWRSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus dated December 16, 2013, as supplemented November 21, 2014, and SAI dated December 16, 2013, as supplemented February 28, 2014, and November 21, 2014, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The fund’s goal is to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)SM.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.33

Total annual fund operating expenses	0.63
Less expense reduction	(0.44)

Total annual fund operating expenses after expense reduction[1]	0.19

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The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.19% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. The total annual fund operating expenses shown do not include proxy related expenses. If such expenses had been included, total annual fund operating expenses after expense reduction would have been 0.23%.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$19	$61	$107	$243

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal investment strategies

To pursue its goal, the fund generally invests in securities that are included in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)SM (the “Index”).1 The Index includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The TIPS in the Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Index is market capitalization weighted and the TIPS in the Index are updated on the last business day of each month. As of October 31, 2013, there were 34 TIPS in the Index. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.

It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in securities included in the

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Index ownership — © Barclays Inc. 2013. All rights reserved. The Schwab Treasury Inflation Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation regarding the advisability of investing in shares of the fund.

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Index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given security as the Index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the investment adviser may cause the fund’s weighting of a security to be more or less than the Index’s weighting of the security.

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its Index. The principal types of these investments include those that the investment adviser believes will help the fund track the Index, such as investments in (a) securities that are not represented in the Index but the investment adviser anticipates will be added to the Index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and (c) investment companies. The fund may also invest in cash, cash equivalents and money market funds, and enter into repurchase agreements to minimize the difference in performance that naturally exists between an index fund and its corresponding index.

The investment adviser typically seeks to track the price and yield performance of the Index by replicating the Index. This means that the fund generally expects that it will hold the same securities as those included in the Index. However, the investment adviser may use statistical sampling techniques if the investment adviser believes such use will best help the fund to track its Index or is otherwise in the best interest of the fund. Statistical sampling techniques involve investing in a limited number of Index securities that, when taken together, are expected to perform similarly to the Index as a whole. These techniques are based on a variety of factors, including interest rate and yield curve risk, maturity exposures, and other risk factors and characteristics. The fund generally expects that its yield and maturity will be similar to those of the Index. In addition, the fund generally expects that its weighted average effective duration will closely correspond to the weighted average effective duration of the Index, which as of October 31, 2013 was 7.658 years.

The investment adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its Index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the Index. A number of factors may affect the fund’s ability to achieve a high correlation with its Index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its Index may also diverge due to transaction costs, asset valuations, timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the Index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the Index.

Inflation Protected Security Risk. The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Sampling Index Tracking Risk. To the extent the fund uses statistical sampling techniques, the fund will not fully replicate the Index and may hold securities not included in the Index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund uses a sampling approach, it may not track the return of the Index as well as it would if the fund purchased all of the securities in the Index.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark Index, although it may not be successful in doing so. The divergence between the performance of the fund and the Index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the Index or match the securities’ weighting to the benchmark.

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 10, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below prior to August 10, 2009. Prior to April 1, 2013, the fund operated under a different investment objective and different investment strategies.

Annual total returns (%) as of 12/31

Best quarter: 5.12% Q1 2008

Worst quarter: (3.53%) Q3 2008

Year-to-date performance (non-annualized and pre-tax) as of 9/30/13: (6.91%)

Average annual total returns (%) as of 12/31/12
	1 year	5 year	Since Inception (3/31/06)
Before taxes	6.59%	6.38%	6.61%
After taxes on distributions	5.81%	5.25%	5.30%
After taxes on distributions and sale of shares	4.30%	4.81%	4.91%
Comparative Index (reflects no deduction for expenses or taxes)
Barclays U.S. TIPS Index (Series L)	6.98%	7.04%	7.32%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser

Charles Schwab Investment Management, Inc.

Portfolio managers

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2006.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2008.

Brandon Matsui, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

—	by telephone at 1-800-407-0256; or

—	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors or in the fund’s sole discretion.

Tax information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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REG58795-13 00129532	Schwab Treasury Inflation Protected Securities Index Fund; Ticker Symbol: SWRSX

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